Exhibit 10.41

Table of Stock Option Grants under

September 2002, March 2003 and September 2003 Option Pools

In September 2002, March 2003 and September 2003, the registrant’s board of directors adopted three stock option “pools” reserving a total of 2,893,842 shares. These pools (referred to as the “Prior Plans”) were not approved by the registrant’s security holders. The Prior Plans provide for the issuance of non-statutory stock options to the registrant’s employees, directors and consultants, with an exercise price equal to the fair market value of the common stock on the date of grant. All options granted under the Prior Plans vest quarterly over three years.

The registrant’s board of directors delegated authority to grant options under the Prior Plans to a special stock option committee consisting of one director, Mike H.P. Kwon. Mr. Kwon did not have authority to grant options to himself.

All options under the Prior Plans are documented pursuant to the Notice of Grant of Stock Option in the form attached hereto as Exhibit 10.39 and the Stock Option Agreement in the form attached hereto as Exhibit 10.40. The table set forth below lists the option grants under the Prior Plans and, in the case of grants to executive officers and directors, sets forth the name of the grantee. Except as set forth below, the exercise prices of all option grants were equivalent to or greater than the fair market value of the Company’s common stock on the date of such grants.

September 2002 Option Pool

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
Mike Kwon	9/16/02	104,500	$0.60
Jin Yong (Jason) Kim	9/16/02	66,500	$0.60
+	9/16/02	40,000	$0.60
Hong Joon (John) Chough	9/16/02	39,100	$0.60
+	9/16/02	27,000	$0.60
+	9/16/02	11,000	$0.60
+	9/16/02	8,500	$0.60
+	9/16/02	16,500	$0.60
Bobby Cha	9/16/02	39,100	$0.60
+	9/16/02	36,000	$0.60
+	9/16/02	16,500	$0.60
+	9/16/02	11,000	$0.60
+	9/16/02	8,800	$0.60
+	9/16/02	8,800	$0.60
+	9/16/02	8,800	$0.60
+	9/16/02	5,500	$0.60
+	9/16/02	5,500	$0.60
Satoru Yukie	9/16/02	84,000	$0.60
Craig Hagopian	9/16/02	30,000	$0.60

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
+	9/16/02	6,000	$0.60
+	9/16/02	42,000	$0.60
+	9/16/02	25,000	$0.60
+	10/1/02	5,000	$1.05
+	10/1/02	1,500	$1.05
+	10/1/02	5,000	$1.05
+	10/9/02	5,000	$1.50
+	11/1/02	35,000	$0.60 ($2.00)*
+	11/1/02	30,000	$0.60 ($2.00)*
+	11/4/02	20,000	$2.30
+	11/20/02	1,500	$2.25
+	11/25/02	15,000	$0.60 ($2.05)*
+	12/2/02	5,000	$0.60 ($2.50)*
+	12/16/02	5,000	$0.60 ($2.00)*
+	12/16/02	5,000	$0.60 ($2.00)*
+	12/23/02	15,000	$0.60 ($1.85)*
+	1/2/03	11,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/2/03	4,000	$0.60 ($3.00)*
+	1/9/03	15,000	$0.60 ($3.00)*
+	3/3/03	30,000	$2.00
+	3/3/03	6,000	$2.00
+	3/3/03	50,000	$2.00
+	3/5/03	11,000	$2.00
+	4/1/03	4,000	$1.53
+	4/1/03	4,000	$1.53
+	4/16/03	4,000	$1.30
+	5/6/03	4,000	$1.30
+	5/6/03	4,000	$1.30
+	5/6/03	4,000	$1.30
+	6/23/03	7,500	$3.50
+	11/11/03	10,000	$2.70
+	2/1/04	4,000	$2.20

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
+	2/2/04	8,000	$2.20
+	3/2/04	11,000	$2.80
+	4/1/04	20,000	$3.00
+	4/1/04	20,000	$3.00
+	4/26/04	10,000	$3.95
+	5/3/04	6,000	$4.25
+	6/1/04	30,000	$4.00
+	8/2/04	2,000	$4.20
+	8/23/04	4,000	$3.30
+	9/13/04	10,000	$3.15
+	10/1/04	20,000	$3.01

+	Not a director or executive officer.

*	The number in parentheses reflects the fair market value of the Company’s common stock on the date of grant. All below-market grants were subsequently ratified by the registrant’s full board of directors.

March 2003 Option Pool

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
+	3/11/03	70,000	$2.09
+	3/11/03	70,000	$2.09
+	3/14/03	55,000	$1.80
+	3/14/03	60,000	$1.80
+	4/1/03	55,000	$1.30
+	4/2/03	55,000	$1.30
+	4/15/03	55,000	$1.30
+	6/9/03	11,000	$2.90
David Morash	1/5/04	500,000	$2.50
+	5/18/04	8,000	$3.60

+	Not a director or executive officer.

September 2003 Option Pool

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
Lixin Cheng	1/19/04	200,000	$2.15
Patrick Gray	3/15/04	50,000	$2.25
Alireza Saifi	7/8/04	150,000	$2.84

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